Senior Secured Notes	12 Months Ended
Dec. 31, 2010
Senior Secured Notes [Abstract]
Senior Secured Notes

Note 10—Senior Secured Notes

On July 13, 2010, the Company issued $300 million of 11 3/4% Senior Secured Notes ("Senior Secured Notes") due July 15, 2015 at an Offering Price of 99.077%. The original issue discount of $2.8 million has been amortized by $200,000 and has a balance of $2.6 million at December 31, 2010. Interest on the Senior Secured Notes accrued daily on the outstanding principal amount at 11 3/4% and is payable semi-annually, in arrears, on July 15 and January 15, beginning on January 15, 2011, in cash. The net proceeds of approximately $286.9 million were used to fund the acquisitions of NetQuote and CreditCards, pay related fees and expenses and for general corporate purposes. On or after July 15, 2013, the Company may redeem some or all of the Senior Secured Notes at a premium that will decrease over time as set forth in Bankrate, Inc's Indenture, dated as of July 13, 2010, governing its 11 3/4% Senior Secured Notes due 2015 (the "Indenture"). Additionally, if the Company experiences a change of control, the holders of the Senior Secured Notes have the right to require the Company to purchase the Senior Secured Notes at a price in cash equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date of purchase. The Indenture contains other restrictions and limitations. The Senior Secured Notes are collateralized by all of the Company's assets subject to certain excluded properties.